Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Note 20 – Subsequent Events

On January 24, 2013, the Company declared a distribution for the period from October 24, 2012 (the date of closing the IPO) through December 31, 2012 of $0.2906 per unit ($0.3875 per unit on a pro-rata basis for the fourth quarter 2012), which was paid on February 14, 2013 to unitholders of record on February 4, 2013.

On April 29, 2013, the Company declared a quarterly distribution for the period from January 1, 2013 to March 31, 2013 of $0.3875 per unit, equivalent to an annual distribution of $1.55.

On May 17, 2013, our wholly owned subsidiary, Seadrill Partners Operating LLC, acquired from Seadrill 100% of the ownership interests in the entities that own and operate the tender rig T-15 for a total purchase consideration of $210 million. Refer to note 1 for further details.

On June 30, 2013, the Company and certain of its subsidiaries entered into an agreement with Seadrill and certain of its subsidiaries to amend the Contribution and Sale Agreement that was entered into with Seadrill at the time of the IPO in October 2012 to convert certain intercompany payables to equity. Pursuant to that amendment, as of June 30, 2013, our accounts and those of Seadrill were adjusted to reflect a net capital contribution in the amount of $20.0 million by Seadrill to Seadrill Operating LP and a net capital contribution in the amount of $20.5 million by Seadrill to Seadrill Capricorn Holdings LLC. No additional units were issued to Seadrill in connection with either of these contributions.

On July 26, 2013, our Board of Directors declared a quarterly cash distribution with respect to the quarter ended June 30, 2013 of $0.4175 per unit, equivalent to $1.67 per unit on an annualized basis.

On October 10, 2013, the Company announced that as part of a settlement agreement it had agreed to non-payment for 37 days during the recent mobilization period as a result of the time required for the ultra-deepwater harsh environment semi-submersible West Aquarius to complete modifications and repairs in order to meet the regulatory requirements for operations in Canadian waters and for the operator to receive authorization from the Canadian authorities to commence operation.

On October 18, 2013, the Company completed the acquisition of the entity that owns the tender rig T-16 for a total consideration of $200 million, less approximately US$93 million of debt outstanding under the credit facility secured by the T-16. Seadrill Partners therefore acquired the company that owns the T-16 in exchange for approximately US$107 million in unregistered common units that Seadrill Partners issued to Seadrill Limited. The number of common units  issued to Seadrill Limited was 3,310,622, at a price of US$32.29; which was based on the ten-day volume weighted average closing price ending on October 10, 2013 for Seadrill Partners' common units.

On October 25, 2013, our Board of Directors declared a quarterly cash distribution with respect to the quarter ended September 30, 2013 of $0.4275 per unit, equivalent to $1.71 on an annualized basis.